RECORDING REQUESTED BY & RETURN TO:
Hecla Mining Company
Land Department
6500 Mineral Drive, Suite 200
Coeur d'Alene, ID 83815-9408

MEMORANDUM OF ROYALTY DEED AND AGREEMENT

THIS MEMORANDUM OF ROYALTY DEED AND AGREEMENT is entered into and made effective the 1st day of February, 2006, by and between TIMBERLINE RESOURCES CORPORATION, an Idaho corporation, with its principal place of business at c/o Stephen Goss, President, P.O. Box 5034, Spokane, Washington 99205 (the "Grantor") and HECLA MINING COMPANY, a Delaware corporation, with its principal place of business at 6500 N. Mineral Drive, Suite 200, Coeur d'Alene, Idaho 83815-9408 (the "Grantee").

WHEREAS, Grantor and Grantee are parties to a certain unrecorded Earn-In Agreement dated effective as of December 1, 2004 (the "Earn-In Agreement");

WHEREAS, pursuant to the terms of the Earn-In Agreement, Grantee has quitclaimed its interest in certain mineral properties to Grantor;

WHEREAS, concurrent with Grantee's transfer of interest in its properties to Grantor, the parties entered into that certain unrecorded Royalty Deed and Agreement, dated and effective February 1, 2006, (the "Royalty Deed and Agreement") covering Properties, which are more particularly described in Exhibit "A", attached hereto and by this reference made a part hereof (the "Properties");

NOW, THEREFORE, in consideration of the premises, the mutual promises, obligations and other good and valuable consideration (the receipt and sufficiency of which Grantor and Grantee hereby acknowledge), and as contemplated by the Earn-In Agreement and Royalty Deed and Agreement, Grantor transfers to Grantee, and Grantee accepts, a non-participating production royalty on all ores and minerals (other than test lots not sold to a third party) mined and removed from the Properties and sold by or for Grantor, in the amounts, at the times, on the terms and conditions set forth in the Royalty Deed and Agreement.

All of the covenants, conditions, and terms of the Royalty Deed and Agreement shall: (i) run as a covenant with the Properties and the ground covered thereby; and, (ii) bind and inure to the benefit of the parties, and their respective successors and assigns.

This Memorandum has been executed and filed of record solely to give the public notice of the existence of the Royalty Deed and Agreement. It does not in any way amend, modify, revise, or replace the Royalty Deed and Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Memorandum of Royalty Agreement to be executed by their undersigned authorized representatives as of the date first above written.

Grantee:	Grantor:
HECLA MINING COMPANY	**TIMBERLINE RESOURCES CORPORATION**
By:________________________________	By:________________________________
Ronald W. Clayton	Stephen V. Goss
Vice President-North American Operations	President

ACKNOWLEDGEMENTS

STATE OF WASHINGTON)
) ss.
County of ________________)

The foregoing instrument was acknowledged before me this ___ day of January, 2006, by Stephen V. Goss, the President of Timberline Resources Corporation, an Idaho corporation, on behalf of said corporation.

____
Notary Public in and for the
State of Washington
Residing at ____________________
My commission expires ___________

STATE OF IDAHO)
) ss.
County of ______________)

The foregoing instrument was acknowledged before me this ___ day of ______________, 2006, by Ronald W. Clayton, the Vice President-North American Operations of Hecla Mining Company, a Delaware corporation, on behalf of said corporation.

____
Notary Public in and for the
State of Idaho
Residing at ____________________
My commission expires __________

EXHIBIT "A"
MINERAL PROPERTIES

Patented Mining Claims and Other Real Property Interests located in Section 13, Township 48 North, Range 5 East, and Sections 18, 19, 20, 29 and 30, Township 48 North, Range 6 East, Shoshone County, Idaho:

Mineral Survey 1879/Parcel MC0069
Boxer
Lone Star
Nineteen Hundred
Snowstorm
Snowstorm Fraction

Mineral Survey 2063/Parcel MC0289
Snow Cap
Snowdrift
Snow Peak

Mineral Survey 2066A/Parcel MC0289
Illinois
Liberty
Protection
Snowstorm Cloud

Mineral Survey 2104/Parcel MC0289
Midlight
Moonlight
Starlight
Sunlight

Mineral Survey 2223/Parcel MC0106
Calumet
Calumet Fraction
Go Between
John H.
Lucky
Mortel
Saturday
Settin Sun
Tamarack

Mineral Survey 2302/Parcel MC0067
Nellie

Mineral Survey 2358/Parcel MC0067
Bull Pen
Independent Fraction
San Quentin

Mineral Survey 2670/Parcel MC0067
Manistee
Missoula
Rose

Mineral Survey 2670/Parcel MC0069
Ground Squirrel
Lost Horse
Olive
Slide
Slide Fraction
Wisconsin
Wisconsin Fraction

Mineral Survey 2724A/Parcel MC0067
Little Bert
Mabel May No. 2

Mineral Survey 2737/Parcel MC0067
Babb
Emma Mine
Mary Mine
Schneider

Parcel 48N06E19-1350
Lot 13

EXHIBIT "A" (*cont.*)

Unpatented Lode Mining Claims located in Township 48 North, Range 6 East, Shoshone County, Idaho

Claim Name	County Document Number	BLM Serial Number
Timberline 5350	417835	187467
Timberline 5351	417836	187468
Timberline 5352	417837	187469
Timberline 5450	417838	187470
Timberline 5451	417839	187471
Timberline 5452	417840	187472
Timberline 5158	417860	187464
Timberline 5157	417861	187463
Timberline 5156	417862	187462
Timberline 5155	417863	187461
Timberline 5154	417864	187460
Timberline 5153	417865	187459
Timberline 5152	417866	187458
Timberline 5151	417867	187457
Timberline 5150	417868	187456
Timberline 5058	417869	187451
Timberline 5057	417870	187450
Timberline 5056	417871	187449
Timberline 5055	417872	187448
Timberline 5054	417873	187447
Timberline 5053	417874	187446
Timberline 5052	417875	187445
Timberline 5051	417876	187444
Timberline 5050	417877	187443
Timberline 5049	418116	187442
Timberline 5148	418117	187454
Timberline 5149	418118	187455
Timberline 5059	418119	187452
Timberline 5060	418120	187453
Timberline 5159	418121	187465
Timberline 5160	418122	187466
Timberline 6000	418123	187473
Timberline 6001	418124	187474
Timberline 6002	418125	187475
Timberline 6006	418953	187571
Timberline 6007	418954	187572
Timberline 6008	418955	187573
Timberline 6009	418956	187574